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                    U. S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

          PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT:  DECEMBER 3, 1996




                         MEDICAL ASSET MANAGEMENT, INC.

                             A Delaware Corporation

COMMISSION FILE NO. 0-27236                                 EIN: 33--0359976


                           4447 E. Broadway, Suite 102
                              Mesa, Arizona  85206

                            Telephone:  602-830-7414

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ITEM 4.1. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          (a) On November 15, 1996, the Board of Directors of the Company appointed Ernst & Young, LLP, as independent accountants to audit the financial statements of the Company and it's subsidiaries for the Company's fiscal year ending December 31, 1996. The Company's current independent accountants, Harlan & Boettger, audited the financial statements of the Company and it's subsidiaries for the Company's fiscal years ended December 31, 1995 and 1994.

          (b) The decision to change independent accountants effective with the 1996 fiscal year was recommended by the Company's management and approved by the Board of Directors. The change from Harlan & Boettger to Ernst & Young, LLP, results from the rapid expansion of the Company's operations on a national basis and the Company's belief that a nationally recognized accounting firm with expertise in health care would provide valuable assistance to the Company.

          ( c) The report of Harlan & Boettger on the financial statements of the Company and it's subsidiaries for the Company's fiscal years ended December 31, 1995 and 1994 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting
principles.    Subsequent to the issuance of the financial statements of the
Company for fiscal years ended December 31, 1995 and 1994, the Company's management and Harlan & Boettger have determined to restate the Company's financial statements for fiscal years ended December 31, 1995 and 1994, to Harlan & Boettger's satisfaction, to reflect a revision in the Company's approach of accounting for nonforfeitable stock committed to be issued in future periods and other matters.

          (d) During the Company's fiscal years ended December 31, 1995 and 1994 and to-date, there were no disagreements with Harlan & Boettger on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Harlan & Boettger, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with it's report.

          (e) During the Company's fiscal years ended December 31, 1995 and 1994, Harlan & Boettger, did not advise the Company:

               (1) that internal controls necessary for the Company to develop reliable financial statements did not exist;

               (2) that information had come to it's attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

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               (3)  of the need to expand significantly the scope of it's audit, or that information had come to it's attention that, if further investigated, might (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued governing the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or
(ii) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements; or

               (4) that information had come to it's attention that it had concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

          (f) During the Company's fiscal years ended December 31, 1995 and 1994, neither the Company nor anyone on it's behalf consulted Ernst & Young, LLP, regarding either application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by Ernst & Young, LLP.

          (g) The Company requested the Harlan & Boettger furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements contained in paragraphs ( c), (d), and (e) above. A copy of the requested letter is filed as Exhibit 1 to this report Form 8-K.



                                    SIGNATURE


Pursuant To the requirements of the Securities Exchange Act of 1934, this registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDICAL ASSET MANAGEMENT, INC.

Dated:      December 3, 1996


By:  /s/ John Regan

     --------------------------------
     John Regan, President